Exhibit 99.1

Honeywell Contacts:

Media	Investor Relations
Stacey Jones	Mark Macaluso
(980) 378-6258	(704) 627-6118
stacey.jones@honeywell.com	Mark.Macaluso@honeywell.com

Honeywell Aerospace Contacts:

Media	Investor Relations
Brian Grace	Sean Meakim
(602) 897-0205	(704) 627-6200
Brian.Grace@HoneywellAerospace.us	Sean.Meakim@HoneywellAerospace.us

HONEYWELL BOARD OF DIRECTORS APPROVES SPIN-OFF OF
HONEYWELL AEROSPACE

•Spin-off distribution is expected to occur on June 29, 2026
•Honeywell Aerospace will be a leading global tier-1 aerospace and defense supplier of mission critical systems and technologies
•Honeywell Technologies will be a global leader of the industrial world's transition from automation to autonomy

CHARLOTTE, N.C., June 15, 2026 -- Honeywell (NASDAQ: HON) today announced that its Board of Directors has formally approved the planned spin-off of Honeywell Aerospace. This approval represents a significant milestone in the separation process, which remains on track for completion on June 29, 2026. Following the completion of the spin-off, the remaining pure-play automation company will be known as Honeywell Technologies.

At 12:01 a.m. New York City time on June 29, 2026 (the “Distribution Date”), Honeywell will distribute all of the issued and outstanding shares of Honeywell Aerospace common stock pro rata to Honeywell shareowners of record on June 15, 2026 (the “Record Date”), on the basis of one share of Honeywell Aerospace common stock for every two shares of Honeywell common stock held as of the close of business on the Record Date. The distribution is subject to the satisfaction or waiver of certain conditions, as set forth in the form of Separation and Distribution Agreement filed with the U.S. Securities and Exchange Commission (“SEC”) as part of Honeywell Aerospace’s registration statement on Form 10, which was declared effective by the SEC on June 11, 2026.

“Today’s announcement clears the path to establishing two independent industry leaders in Honeywell Aerospace and Honeywell Technologies and also reflects our significant portfolio transformation over the past three years,” said Vimal Kapur, Chairman and CEO of Honeywell. “With clear strategies and growth drivers that build on Honeywell’s century-long legacy, we are confident that both companies will be well-positioned to maximize long-term value for customers, employees and shareowners.”

Honeywell Aerospace common stock is expected to begin trading on the Nasdaq Stock Market LLC (“Nasdaq”) under the ticker symbol “HONAV” on a “when-issued” basis on or about June 15, 2026. Honeywell Aerospace common stock is expected to begin “regular-way” trading on Nasdaq under the ticker symbol “HONA” on June 29, 2026. Following the separation, Honeywell Technologies will continue to trade on the Nasdaq under the ticker “HON.”

Beginning on or about June 15, 2026 and continuing through June 26, 2026, it is expected that there will be two markets in Honeywell common stock on Nasdaq: a “regular-way” market under Honeywell’s current ticker symbol “HON”, in which Honeywell shares will trade with the right to receive shares of Honeywell Aerospace common stock on the Distribution Date, and an “ex distribution” market under the ticker symbol “HONIV”, in which Honeywell shares will trade without the right to receive shares of Honeywell Aerospace common stock on the Distribution Date.

As previously announced, a 1-for-2 reverse stock split of Honeywell Technologies common stock will immediately follow the spin-off along with a proportionate reduction in the Company’s number of authorized shares of common stock, subject to and contingent on the completion of the Honeywell Aerospace spin-off.

About Honeywell

Honeywell is an integrated operating company serving a broad range of industries and geographies around the world, with a portfolio that is underpinned by our Honeywell Accelerator operating system and Honeywell Forge platform. As a trusted partner, we help organizations solve the world's toughest, most complex challenges, providing actionable solutions and innovations for aerospace, building automation, industrial automation, process automation, and process technology that help make the world smarter and safer as well as more sustainable.

Additional Information

Honeywell uses our Investor Relations website, www.honeywell.com/investor, as a means of disclosing information which may be of interest or material to our investors and for complying with disclosure obligations under Regulation FD. Accordingly, investors should monitor our Investor Relations website, in addition to following our press releases, SEC filings, public conference calls, webcasts, and social media.

Forward-Looking Statements

Certain statements in this release are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are those that address activities, events, or developments that management intends, expects, projects, believes, or anticipates will or may occur in the future. They are based on management's assumptions and assessments in light of past experience and trends, current economic and industry conditions, expected future developments, and other relevant factors, many of which are difficult to predict and outside of our control. They are not guarantees of future performance, and actual results, developments and business decisions may differ significantly from those envisaged by our forward-looking statements. We do not undertake to update or revise any of our forward-looking statements, except as required by applicable securities law. Our forward-looking statements are also subject to material risks and uncertainties, including ongoing macroeconomic and geopolitical risks, such as changes in or application of trade and tax laws and policies, including the impacts of tariffs and other trade barriers and restrictions, lower GDP growth or recession in the U.S. or globally, supply chain disruptions, capital markets volatility, inflation, and certain regional conflicts, that can affect our performance in both the near- and long-term. In addition, no assurance can be given that any plan, initiative, projection, goal, commitment, expectation, or prospect set forth in this release can or will be achieved. Some of the important factors that could cause Honeywell’s actual results to differ materially from those projected in any such forward-looking statements include, but are not limited to: (i) the ability of Honeywell to effect the spin-off transaction described above and to meet the conditions related thereto; (ii) the possibility that the spin-off transaction will not be completed within the anticipated time period or at all; (iii) the possibility that the spin-off transaction will not achieve its intended benefits; (iv) the impact of the spin-off transaction on Honeywell’s businesses and the risk that the spin-off transaction may be more difficult, time-consuming or costly than expected, including the impact on Honeywell’s resources, systems, procedures and controls, diversion of management's attention and the impact and possible disruption of existing relationships with regulators, customers, suppliers, employees and other business counterparties; (v) the possibility of disruption, including disputes, litigation or unanticipated costs, in connection with the spin-off transaction; (vi) the uncertainty of the expected financial performance of Honeywell or Honeywell Aerospace following completion of the spin-off transaction; (vii) negative effects of the announcement or pendency of the spin-off transaction on the market price of Honeywell’s securities and/or on the financial performance of Honeywell; (viii) the ability to achieve anticipated capital structures in connection with the spin-off transaction, including the future availability of credit and factors that may affect such availability; (ix) the ability to achieve anticipated tax treatments in connection with the spin-off transaction and future, if any, divestitures, mergers, acquisitions and other portfolio changes and the impact of changes in relevant tax and other laws; (x) the failure to realize expected benefits and effectively manage and achieve anticipated synergies and operational efficiencies in connection with the spin-off transaction and completed and future, if any, divestitures, mergers, acquisitions, and other portfolio management, productivity and infrastructure actions; and (xi) the possibility that the reverse stock split and authorized share reduction will not be completed within the anticipated time period or at all, including due to a failure of the spin-off transaction to occur. These forward-looking statements should be considered in light of the information included in this release, our Form 10-K and other filings with the SEC. Any forward-looking plans described herein are not final and may be modified or abandoned at any time.